                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                       ---------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)                 20-Feb-98

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing
Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-3), Class A-1, Class A-2, and Class A-3.

                            TMS Auto Holdings, Inc.
---------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)

 Delaware
 New Jersey                   333-14075-02               Applied For
-----------                   ------------              -------------
 State or other               (Commission               (IRS Employer
 jurisdiction of              File Number)                ID Number)
 incorporation)

 2840  Morris  Avenue,     Union,  New  Jersey              07083
 --------------------------------------------------------------------------
 (Address of principal executive officer)

 Registrant's Telephone Number,
 including area code:                                908-686-2000
                                                     ---------------------


                                  n/a
 -------------------------------------------------------------------------
 (Former name or former address, if changed since last report)

    Item 5          Other Events
                    ---------------------------------

    Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 20-Feb-98


    Item 7         Financial Statements and Exhibits
                   ----------------------------------

    The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE AUTO TRUST
                                        ASSET BACKED SECURITIES, 1997-3

                                        By /S/ James K. Ransom

                                        ------------------------------------
                                           James K. Ransom
                                           Vice President

Dated:          02/28/98

                       THE MONEY STORE AUTO TRUST 1997-3

                       0.00% ASSET  BACKED  CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
AGREEMENT DATED AS  OF  AUGUST 31, 1997, THE MONEY STORE AUTO
FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
TO SERIES 1997 - 3 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

  DISTRIBUTION DATE        02/20/98           MONTHLY PERIOD    JAN-98

A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

   I. CERTIFICATES
     (a)  The aggregate amount of the distribution to
          Certificateholders                                                         0.00

     (b)  The amount of the distribution set forth in  A. 1. (a) above in
             respect of interest on the Certificates                                 0.00

     (c)  The amount of the distribution set forth in  A. 1. (a) above in
             respect of principal on the Certificates                                0.00

     (d)  The amount of the distribution in A.1. (a) payable
             pursuant to a claim on the Certificate Policy                           0.00

     (e)  The remaining outstanding balance available to
             be drawn under the Certificate Policy                                   0.00

     (f)  The amount of the distribution set forth in paragraph
           A.1. (a) above per $1,000 interest in the Certificates               0.0000000

     (g)  The amount of the distribution set forth in paragraph
           A.1. (b) above per $1,000 interest in the Certificates               0.0000000

     (h)  The amount of the distribution set forth in paragraph
            A.1. (c) above per $1,000 interest in the Certificates              0.0000000

     (i)  The amount of the distribution set forth in paragraph
           A.1. (d) above per $1,000 interest in the Certificates               0.0000000

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

  1. POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

     (a)  The Pool Balance as of the close of business
          on the last day of the Monthly Period                            118,351,733.95

     (b)  The Certificate Principal Balance after giving
          effect to payments allocated to principal as set
          forth in Paragraph A.1. (c)                                                0.00

     (c)  The Certificate Factor after giving affect to the payments
          set forth in paragraph A.1. (c)                                       0.0000000

     (d) The amount of aggregate Realized Losses for the
         second preceding Month Period                                         466,884.86

     (e) The aggregate Purchase Amount for all Receivables that
         were repurchased in the Monthly Period                                      0.00

   2. SERVICING FEE
      (a)  The aggregate amount of the Servicing Fee paid to the
           Servicer with respect to the preceding Monthly Period                   246,841.22

   3. PAYMENT SHORTFALLS

        (a)  The amount of the Certificateholders' Interest
             Carryover Shortfall after giving effect to the
             payments set forth in Paragraph A. 1. (b) above                             0.00
        (b)  The amount of the Certificateholder's Interest Carryover
             Shortfall set forth in paragraph B.3. (a) above per $1,000
             interest with respect to the Certificate:                              0.0000000
        (c)  The amount of the Certificateholders' Principal Carryover
             Shortfall after giving effect to the payments set forth in
             Paragraph A.1. (b) above                                                    0.00
        (d)  The amount of the Certificateholders' Principal Carryover Shortfall
             set forth in paragraph B.3. (a) above per $1,000 interest with
             respect to the Certificate:                                                 0.00

   4. TRANSFER OF SUBSEQUENT RECEIVABLES

        (a)  Aggregate amount on deposit in the Prefunding
             Account on such Distribution Date after giving
             effect to all withdrawals therefrom on such Distribution Date               0.00

        (b)  Aggregate amount on deposit in the Capitalized
             Interest Account on such Distribution Date after
             giving effect to all withdrawals
             therefrom on such Distribution Date                                         0.00

        (c)  Aggregate amount on deposit in the Pre-Funding
             Account on the final Subsequent Transfer Date after
             giving effect to all withdrawals
             therefrom on such Distribution Date                                         0.00

        (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
             the Certificates:                                                      0.0000000

        (e)  The amount set forth in paragraph B.4. (b) to be distributed to
              Certificateholders per $1,000 interest in the Certificates:           0.0000000

        (f)  The amount set forth in paragraph B.4. (c) to be distributed to
             Certificateholders per $1,000 interest in the Certificates:            0.0000000

     5. (a)  The aggregate amount of collections by the Servicer during the
             preceding Monthly Period                                            4,432,695.59

        (b)  The aggregate amount which was received by the Trust from the
              Servicer during the preceding Monthly Period                       4,432,695.59

        (c)  The aggregate amount of reimbursements to the Security
             Insurer during the preceding Monthly Period                                 0.00

        (d) The amount of Receivables that are delinquent for over:
                30 days                                                          9,160,894.56
                60 days                                                          3,291,764.27
                90 days                                                          1,224,915.73


I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying
Certificateholder Statement.

               THE  MONEY  STORE  AUTO  FINANCE  INC.

               BY:             \s\ Harry Puglisi
                               -----------------
                               HARRY PUGLISI
                               TREASURER

                       THE MONEY STORE AUTO TRUST 1997-3

                CLASS A-1  5.69% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.115% ASSET BACKED NOTES
                       CLASS A-3 6.3% ASSET BACKED NOTES

           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
           AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 3 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

       DISTRIBUTION DATE       02/20/98       MONTHLY PERIOD       JAN-98

A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

   1. NOTES

      (a)   The aggregate amount of the distribution
            with respect to:
                   Class A-1 Notes                                 3,647,928.38
                   Class A-2 Notes                                   328,936.04
                   Class A-3 Notes                                   203,175.00

      (b)   The amount of the distribution set forth in
            paragraph A. 1. (a) above in respect of
            interest on:
                   Class A-1 Notes                                   112,470.17
                   Class A-2 Notes                                   328,936.04
                   Class A-3 Notes                                   203,175.00

      (c)   The amount of the distribution set forth in
            paragraph A. 1. (a) above in respect of
            principal of:
                   Class A-1 Notes                                 2,928,004.21
                   Class A-2 Notes                                         0.00
                   Class A-3 Notes                                         0.00

      (d)   The amount of the distribution in A. 1. (a)
            payable pursuant to a claim on the Note
            Policy with respect to:
                   Class A-1 Notes                                         0.00
                   Class A-2 Notes                                         0.00
                   Class A-3 Notes                                         0.00

      (e)   The remaining outstanding balance available to be
            drawn under the Note Policy                            4,180,039.42

      (f)   The amount of the distribution set forth in
            paragraph A. 1. (a) above per $1,000
            interest in:
                    Class A-1 Notes                                 114.8953820
                    Class A-2 Notes                                   5.0958333
                    Class A-3 Notes                                   5.2500000

      (g)    The amount of the distribution set forth in
             paragraph A. 1. (b) above per $1,000
             interest in:
                     Class A-1 Notes                                  3.5423676
                     Class A-2 Notes                                  5.0958333
                     Class A-3 Notes                                  5.2500000

       (h)   The amount of the distribution set forth in
             paragraph A. 1. (c) above per $1,000
             interest in:
                     Class A-1 Notes                                 92.2206050
                     Class A-2 Notes                                  0.0000000
                     Class A-3 Notes                                  0.0000000

       (i)   The amount of the distribution set forth in
             paragraph A. 1. (d) above per $1,000
             interest in:
                     Class A-1 Notes                                  0.0000000
                     Class A-2 Notes                                  0.0000000
                     Class A-3 Notes                                  0.0000000

       (j)   Prior to the Parity Date, from the Available Funds,
             to the Note Distribution Account the amount of the
             distribution set forth in paragraph A. 1. (a) above
             in respect of principal of:
                     Class A-1 Notes                                  607,454.00
                     Class A-2 Notes                                        0.00
                     Class A-3 Notes                                        0.00

        (k)   The amount of the distribution set forth in
              paragraph A. 1. (j) above per $1,000 interest in:
                         Class A-1 Notes                              19.1324094
                         Class A-2 Notes                               0.0000000
                         Class A-3 Notes                               0.0000000

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

   1. POOL BALANCE AND NOTE PRINCIPAL BALANCE

           (a)  The Pool Balance at the close of business
                on the last day of the Monthly Period             118,351,733.95

           (b)  The aggregate outstanding principal amount
                of each Class of Notes after giving effect
                to payments allocated to principal as set
                forth in Paragraph A.1 (c) and (j) above
                with respect to:
                         Class A-1 Notes                           19,418,938.08
                         Class A-2 Notes                           64,550,000.00
                         Class A-3 Notes                           38,700,000.00

           (c)  The Note Pool Factor for each Class of
                Notes after giving effect to the payments
                set forth in paragraph A.1 (c) with respect
                to:
                         Class A-1 Notes                               0.6116201
                         Class A-2 Notes                               1.0000000
                         Class A-3 Notes                               1.0000000

           (d)  The amount of aggregate Realized Losses for the
                  second preceding Monthly Period                     466,884.86

           (e)  The aggregate Purchase Amount for all Receivables
                  that were repurchased in the Monthly Period               0.00

    2. SERVICING FEE

           (a)  The aggregate amount of the Servicing Fee paid to the
                Servicer with respect to the preceding Monthly
                Period                                                246,841.22

    3. PAYMENT SHORTFALLS

           (a)  The amount of the Noteholders' Interest Carryover
                Shortfall  after giving effect to the payments set
                forth in paragraph A. 1. (b) above with respect to:
                         Class A-1 Notes                                    0.00
                         Class A-2 Notes                                    0.00
                         Class A-3 Notes                                    0.00

           (b)  The amount of the Noteholders' Interest
                Carryover Shortfall set forth in paragraph
                B.3. (a) above per $1,000 interest with
                respect to:
                         Class A-1 Notes                               0.0000000
                         Class A-2 Notes                               0.0000000
                         Class A-3 Notes                               0.0000000

           (c)  The amount of the Noteholders' Principal
                Carryover Shortfall after giving effect to
                the payments set forth in Paragraph A. 1.
                (b) above with respect to:
                         Class A-1 Notes                                    0.00
                         Class A-2 Notes                                    0.00
                         Class A-3 Notes                                    0.00

           (d)  The amount of the Noteholders' Principal
                Carryover Shortfall set forth in Paragraph
                B.3. (a) above per $1,000 interest with
                respect to:
                         Class A-1 Notes                               0.0000000
                         Class A-2 Notes                               0.0000000
                         Class A-3 Notes                               0.0000000

4. TRANSFER OF SUBSEQUENT RECEIVABLES

        (a)    Aggregate amount on deposit in the Pre-Funding Account on
               such Distribution Date after giving effect
               to all withdrawals therefrom on such Distribution Date                      0.00

        (b)    Aggregate amount on deposit in the Capitalized Interest
               Account on such Distribution Date after giving effect to
               all withdrawals therefrom on such Distribution
               Date                                                                        0.00

        (c)    Aggregate amount on deposit in the Pre-Funding Account on
               the final Subsequent Transfer Date after giving effect to
               all withdrawals therefrom on such
               Distribution Date                                                           0.00

        (d)    the amount set forth in paragraph B.4 (a) per $1,000
               interest in:
                      Class A-1 Notes                                                 0.0000000
                      Class A-2 Notes                                                 0.0000000
                      Class A-3 Notes                                                 0.0000000

        (e)    the amount set forth in paragraph B.4 (b) to be
               distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                 0.0000000
                      Class A-2 Notes                                                 0.0000000
                      Class A-3 Notes                                                 0.0000000

        (f)    the amount set forth in paragraph B.4 (c) to be
               distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                 0.0000000
                      Class A-2 Notes                                                 0.0000000
                      Class A-3 Notes                                                 0.0000000

        (g)      The Amount withdrawn from the Pre-Fund Account and
                 transferred to the Collection Account (included in
                 paragraph A .1 (c)):
                      Class A-1 Notes                                                      0.00

        (h)    the amount set forth in paragraph B.4 (g) to be
               distributed to Noteholders per $1,000 interest in:
                      Class A-1 Notes                                                 0.0000000

5.      (a)  The aggregate amount of collections by the Servicer
             during the preceding Monthly Period                                   4,432,695.59

        (b)  The aggregate amount which was received by the Trust from the Servicer during the preceding Monthly
             Period                                                                4,432,695.59

        (c)  The aggregate amount of reimbursements to the Security
             Insurer during the preceding Monthly
             Period                                                                        0.00

        (d)  The amount of Receivables that are delinquent for over:
                      30 days                                                      9,160,894.56
                      60 days                                                      3,291,764.27
                      90 days                                                      1,224,915.73

6.      Other Information
        Weighted Average Coupon (WAC)                                                   19.202%

        Weighted Average Remaining Terms (WARM)                                           50.37

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying Noteholder Statement.

              THE  MONEY  STORE  AUTO  FINANCE  INC.




              BY:         \s\ Harry Puglisi
                          -----------------
                            HARRY PUGLISI
                              TREASURER